Current Assets - Prepayments	12 Months Ended
Jun. 30, 2024
Current prepayments [abstract]
Current Assets - Prepayments

Note 20. Current Assets - Prepayments

	June 30, 2024	June 30, 2023

	US$	US$
Launch Service Agreement	2,700,000	900,000
R&D Contract Research Organization	223,239	793,964
Insurance	608,467	717,064
Other prepayments	365,073	223,643
Total current prepayments	3,896,779	2,634,671

The Launch Service Agreement prepayment is for the management and oversight of trials The R&D Contract Research Organization prepayment consists of prepayments on the Phase 3 clinical trial for sozinibercept in order to secure services across the world. These prepayments cover key milestones and are expected to be consumed within the next 12 months. The insurance amount relates to specific Phase 3 Clinical trial insurance in place for various sites around the world covering periods to end of 2024. The non‑current portion of the prepayments are recorded as non‑current assets. Refer to Note 22.